Exhibit 24

                                POWER OF ATTORNEY


     I, the undersigned Director and/or Officer of Chemfab Corporation (the "Company"), hereby severally constitute and appoint Duane C. Montopoli, Moosa E. Moosa, and David L. Engel, and each of them, my true and lawful attorney and agent to sign for me, and in my name and in the capacity or capacities indicated below (A) the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1996 and (B) any and all amendments (including supplements and post-effective amendments) to (1) the Company's Registration Statement on Form S-8 (File No. 2-89831), dated as of March 8, 1984, registering under the Securities Act of 1933, as amended (the "Act"), shares of the Company's Common Stock issuable or transferable on the exercise of stock options and stock appreciation rights under the Company's 1983 Incentive Stock Option Plan (the "1983 Plan") and on the exercise of stock options under the Company's 1981 Incentive Stock Option Plan (the "1981 Plan") and the 1979 Non-Qualified Stock Option Plan (the "1979 Plan"), (2) the Company's Registration Statement on Form S-8 (File No. 33-18263), dated as of November 30, 1987, registering under the Act shares of the Company's Common Stock issuable or transferable on exercise of options under the 1983 Plan, the 1981 Plan and the 1986 Stock Option Plan (the "1986 Plan") (collectively, with the 1983 Plan, the 1981 Plan, and the 1979 Plan, the "Plans"), (3) the Company's Registration Statement on Form S-8, dated as of August 2, 1990, registering under the Act shares of the Company's Common Stock issuable or transferable on exercise of options under the 1986 Plan, (4) the Company's Registration Statement on Form S-3 (File No. 33-18264) registering under the Act for reoffer, shares of the Company's Common Stock issuable or transferable on exercise of options under the Plans or of certain Non-Plan options, (5) the Company's Registration Statement on Form S-8 (File No. 33-61946), dated as of April 30, 1993, registering under the Act shares of the Company's Common Stock issuable or transferable on exercise of options under the Company's 1991 Stock Option Plan and the Company's 1991 Chemfab Employee Stock Option Plan, and (6) the Company's Registration Statement on Form S-8 (File No. 333-07139), dated as of June 28, 1996, registering under the Act shares of the Company's Common Stock issuable or transferable on exercise of options under the 1991 Plan and registering under the Act for reoffer certain of such shares.

Signature                    Title                                          Date
- ---------                    -----                                          ----

/s/ Duane C. Montopoli       President, Chief Executive Officer   August 1, 1996
- ---------------------------  and Director
Duane C. Montopoli


Signature                    Title                                          Date
- ---------                    -----                                          ----
/s/ Moosa E. Moosa           Vice President - Finance and         August 1, 1996
- ---------------------------  Administration, Chief Financial
Moosa E. Moosa               Officer, Treasurer, and Secretary
(principal financial officer)


/s/ Laurence E. Richard      Corporate Controller                 August 1, 1996
- ---------------------------  (principal accounting officer)
Laurence E. Richard


/s/ Paul M. Cook             Director                             August 1, 1996
- ---------------------------
Paul M. Cook


/s/ Warren C. Cook           Director                             August 1, 1996
- ---------------------------
Warren C. Cook


/s/ Robert E. McGill III     Director                             August 1, 1996
- ---------------------------
Robert E. McGill III


/s/ James E. McGrath         Director                             August 1, 1996
- ---------------------------
James E. McGrath


/s/ Nicholas Pappas          Director                             August 1, 1996
- ---------------------------
Nicholas Pappas